Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies, in his capacity as the Principal Financial Officer of Erin Energy Corporation (the “Corporation”), that the Quarterly Report of the Corporation on Form 10-Q for the quarter ended March 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and the results of operations of the Corporation.

Date: May 10, 2017	/s/ Daniel Ogbonna
Daniel Ogbonna
Senior Vice President and Chief Financial Officer (Principal Financial Officer)